UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2015 (May 21, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street

Suite 3000

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

(e)  Amendment of Incentive Plan

At the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Sanchez Energy Corporation (the “Company”) held on May 21, 2015, the Company’s stockholders approved the Sanchez Energy Corporation Second Amended and Restated 2011 Long Term Incentive Plan (the “Second Amended and Restated 2011 Long Term Incentive Plan”). The Company’s Board of Directors (the “Board”) had previously approved the Second Amended and Restated 2011 Long Term Incentive Plan on April 20, 2015, subject to stockholder approval.

The Second Amended and Restated 2011 Long Term Incentive Plan provides for the award of stock options, stock appreciation rights, restricted stock, phantom stock, other stock-based awards or stock awards, or any combination thereof.  Any director or consultant of the Company or any employee of the Company, a subsidiary of the Company or a Sanchez Group Member (as defined in the Second Amended and Restated 2011 Long Term Incentive Plan) is eligible to participate in the Second Amended and Restated 2011 Long Term Incentive Plan. The Second Amended and Restated 2011 Long Term Incentive Plan increases the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), available for incentive awards by 4,000,000 shares of Common Stock.

The principal terms of the Second Amended and Restated 2011 Long Term Incentive Plan are described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 24, 2015, which description is incorporated herein by reference and is qualified in its entirety by reference to the Second Amended and Restated 2011 Long Term Incentive Plan, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a) On May 21, 2015, the Company held its Annual Meeting.

(b) The following tables present the final voting results for the items that were presented for stockholder approval.

Election of A.R. Sanchez, Jr. as a Class III director

For	Withheld	Broker Non-Votes
42,585,938	2,492,243	7,716,193

Election of Antonio R. Sanchez, III as a Class III director

For	Withheld	Broker Non-Votes
43,779,495	1,298,686	7,716,193

Approval of the Second Amended and Restated 2011 Long Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
25,156,259	19,857,290	64,632	7,716,193

Advisory Vote to Approve the Company’s Executive Compensation

For	Against	Abstain	Broker Non-Votes
24,592,584	20,376,365	109,232	7,716,193

Advisory Vote on the Frequency of the Future Advisory Votes on the Company’s Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,752,064	395,149	21,842,649	88,319	7,716,193

Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2015

For	Against	Abstain
52,448,946	216,562	128,866

Based on the voting as reported above, A.R. Sanchez, Jr. and Antonio R. Sanchez, III were each elected as a Class III director of the Company, whose term of office will expire on the date of the Company’s 2018 annual meeting of stockholders. The Second Amended and Restated 2011 Long Term Incentive Plan was also approved. In advisory votes, the Company’s stockholders voted to approve the Company’s executive compensation along with holding an annual advisory vote on the Company’s executive compensation. In addition, the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2015 was approved.

(d)

Based on the votes described above of the Company’s Annual Meeting, a plurality of the votes were cast in favor of holding an advisory vote on executive compensation on an annual basis. Following consideration of the stockholder advisory vote on the frequency proposal, the Board decided that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers in its future proxy materials until the next stockholders vote on the frequency of these votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits
99.1	Sanchez Energy Corporation Second Amended and Restated 2011 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 27, 2015	By:	/s/ Antonio R. Sanchez, III
Antonio R. Sanchez, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits
99.1	Sanchez Energy Corporation Second Amended and Restated 2011 Long Term Incentive Plan.